SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                             ___________________


       Date of Report (Date of earliest event reported) March 29, 1996

                         BIOCONTROL TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)



         Pennsylvania                  0-10822            25-1229323
         (State of other jurisdiction  (Commission        (IRS Employer
         of incorporation)             File Number)       Identification no.)


             300 Indian Springs Road, Indiana, Pennsylvania 15701
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code (412) 349-1811



      _________________________________________________________________
                       (Former name or former address,
                        if changes since last report.)

        Item 1.        Change in Control of Registrant.
                       Not applicable.

        Item 2.        Acquisition or Disposition of Assets.
                       Not applicable.

        Item 3.        Bankruptcy or Receivership.
                       Not applicable.

        Item 4.        Changes in Registrant's Certifying Accountant
                       Not applicable.

        Item 5.        Other Events.
                       On March 29, 1996, Biocontrol Technology, Inc. announced that it recently withdrew a Securities and Exchange Commission (SEC) preregistration of 5,000,000 shares of stock because recent events made it impossible for the Company to abide by the SEC's "quiet period" mandated while registration is pending. This quiet period prohibits a company from advertising or promoting in any fashion. At the time the preregistration was submitted, the Company could not have foreseen the publicity that would occur and cause a need for extensive communication with its stockholders regarding its Diasensor 1000 noninvasive glucose sensor for diabetics and the status of the Company.

                       Biocontrol also stated that such registration can be submitted to the SEC in the future if necessary, after a period of time.

                       The Company stressed that, in the meantime, it has other means of raising capital; i.e., private placement, selling to institutions, investments from corporate partners, etc.

                       At this time, Biocontrol has sufficient cash to carry it through any additional testing required by the FDA. To fund an initial startup inventory for the Diasensor 1000 noninvasive glucose sensor, it will be necessary for the Company to sell additional shares.

                       The withdrawal of the SEC preregistration in no way effects the special shareholders' meeting scheduled for 9:00 a.m., April 11, 1996, at the Westin William Penn Hotel in Pittsburgh, PA. At that meeting, besides being updated on the Company's various projects, the stockholders have been asked to authorize an additional 20,000,000 shares of stock.

        Item 6.        Resignation of Registrant's Directors.
                       Not Applicable


        Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

                       (a) Financial Statements and Businesses Acquired Not Applicable.

                       (b)   Pro Forma Financial Information - Not Applicable.

                       (c)  Exhibits - News Release

                                  SIGNATURES


         Pursuant to the requirement of the Securities Exchange  Act of  1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOCONTROL TECHNOLOGY, INC.


                                        by /s/    Fred E. Cooper
                                        Fred E. Cooper, CEO
DATED: March 29, 1996